Transaction Advisory Costs	12 Months Ended
Dec. 31, 2025
Transaction Advisory Costs
Transaction Advisory Costs

3. Transaction Advisory Costs

In connection with the planned Direct Listing, the Company has incurred transaction advisory costs for legal, accounting, advisory, valuation, and investor relations services during the year ended December 31, 2025. These costs were funded through capital contributions from the Company’s sole stockholder. Refer to Note 4. Related Party Transactions, for further discussion. To the extent that costs have been incurred but not yet remitted to third party vendors, unpaid amounts have been presented within Accrued liabilities on the balance sheet as of December 31, 2025. Of the total transaction advisory costs incurred through December 31, 2025, $0.28 million is payable in common stock of the Company with the remainder payable in cash.

Additionally, the Company has engaged certain third-party service providers to provide transaction advisory services under contingent fee arrangements for which compensation will be become due upon the date of the Direct Listing. Compensation for those services includes contingent fees ranging from $2.85 million to $10.85 million; of this amount $0.85 million is payable in cash with the remainder payable in common stock of the Company. The amount of contingent fees owed will be determined based upon the market capitalization of the Company as of the six-moth anniversary of the Direct Listing. Furthermore, the Company has entered into a contingent fee arrangement with a service provider under which the provider will receive a grant of common shares equal to 1% of the fully diluted shares outstanding as of the date of the Direct Listing.

The Company had no operations or expenses during the period from July 19, 2024 (inception) through December 31, 2024.